YieldMax SQ Option Income Strategy ETF
Schedule of Investments
July 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 110.1%		Par	Value
United States Treasury Note/Bond
0.75%, 11/15/2024 (a)		$11,605,000	$11,455,855
2.63%, 04/15/2025 (a)		9,793,000	9,636,821
3.00%, 07/15/2025 (a)		9,167,000	9,014,717
3.88%, 01/15/2026 (a)		9,137,000	9,049,913
TOTAL U.S. TREASURY SECURITIES (Cost $39,115,873)			39,157,306

PURCHASED OPTIONS - 4.6% (b)(c)	Notional Amount	Contracts
Call Options - 4.6%			$–
Block, Inc., Expiration: 09/20/2024; Exercise Price: $70.00 (d)	$35,426,300	5,725	1,608,725
TOTAL PURCHASED OPTIONS (Cost $4,211,941)			1,608,725

SHORT-TERM INVESTMENTS - 1.3%		Shares
Money Market Funds - 1.3%
First American Government Obligations Fund - Class X, 5.23% (e)		470,300	470,300
TOTAL SHORT-TERM INVESTMENTS (Cost $470,300)			470,300

TOTAL INVESTMENTS - 116.0% (Cost $43,798,114)			41,236,331
Liabilities in Excess of Other Assets - (16.0)%			(5,674,595)
TOTAL NET ASSETS - 100.0%			$35,561,736

Percentages are stated as a percent of net assets.

(a)	The security is pledged as collateral at the broker in connection with written options as of July 31, 2024.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with a written option contract.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

YieldMax SQ Option Income Strategy ETF
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (18.1)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (1.4)%
Block, Inc.			–
Expiration: 08/02/2024; Exercise Price: $71.00	$(34,807,500)	(5,625)	$(503,438)
Expiration: 08/02/2024; Exercise Price: $72.00	(618,800)	(100)	(7,300)
Total Call Options			(510,738)

Put Options - (16.7)%
Block, Inc., Expiration: 09/20/2024; Exercise Price: $70.01 (c)	(35,426,300)	(5,725)	(5,916,326)
TOTAL WRITTEN OPTIONS (Premiums received $3,433,294)			$(6,427,064)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	FLexible EXchange® options.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2024:

YieldMax SQ Option Income Strategy ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Securities	$–	$39,157,306	$–	$39,157,306
Purchased Options	–	1,608,725	–	1,608,725
Money Market Funds	470,300	–	–	470,300
Total Assets	$470,300	$40,766,031	$–	$41,236,331

Liabilities:
Written Options	$–	$(6,427,064)	$–	$(6,427,064)
Total Liabilities	$–	$(6,427,064)	$–	$(6,427,064)